Provisions	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

26	Provisions

	Restructuring costs	Contractual commitments	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	$m	$m	$m	$m	$m	$m
At 1 Jan 2017	551	298	2,436	1,124	364	4,773
Additions	204	87	829	820	280	2,220
Amounts utilised	(353)	(3)	(850)	(543)	(133)	(1,882)
Unused amounts reversed	(103)	(135)	(980)	(52)	(107)	(1,377)
Unwinding of discounts	—	(1)	—	—	9	8
Exchange and other movements	35	7	66	105	56	269
At 31 Dec 2017	334	253	1,501	1,454	469	4,011

At 1 Jan 2016	463	240	3,174	1,340	335	5,552
Additions	415	141	1,258	762	208	2,784
Amounts utilised	(168)	(1)	(1,831)	(680)	(118)	(2,798)
Unused amounts reversed	(115)	(97)	(165)	(94)	(96)	(567)
Unwinding of discounts	—	—	—	—	6	6
Exchange and other movements	(44)	15	—	(204)	29	(204)
At 31 Dec 2016	551	298	2,436	1,124	364	4,773
Further details of ‘Legal proceedings and regulatory matters’ are set out in Note 34. Legal proceedings include civil court, arbitration or tribunal proceedings brought against HSBC companies (whether by way of claim or counterclaim); or civil disputes that may, if not settled, result in court, arbitration or tribunal proceedings. Regulatory matters refers to investigations, reviews and other actions carried out by, or in response to the actions of, regulators or law enforcement agencies in connection with alleged wrongdoing by HSBC.
Customer remediation refers to HSBC’s activities to compensate customers for losses or damages associated with a failure to comply with regulations or to treat customers fairly. Customer remediation is often initiated by HSBC in response to customer complaints and/or industry developments in sales practices, and is not necessarily initiated by regulatory action. Further details of customer remediation are set out in this note.
Payment protection insurance
$1,174m (2016: $919m) relating to the estimated liability for redress in respect of the possible mis-selling of Payment Protection Insurance (‘PPI’) policies in previous years. Cumulative provisions made since the Judicial Review ruling in the first half of 2011 amount to $5.1bn, of which $3.9bn had been paid at 31 December 2017.
An increase in provisions of $637m was recognised during the year, primarily reflecting an adjustment to expected future complaint volumes; in light of additional detail becoming available around the likely impact and profile of regulatory media campaigns during the remainder of the period during which complaints could be received.
The estimated liability for redress is calculated on the basis of the total premiums paid by the customer plus simple interest of 8% per annum (or the rate inherent in the related loan product where higher). The basis for calculating the redress liability is the same for single premium and regular premium policies. Future estimated redress levels are based on the historically observed redress per policy.
A total of 5.4 million PPI policies have been sold since 2000, generating estimated revenues of $3.3bn at 2017. The gross written premiums on these policies was approximately $4.4bn.
At 31 December 2017, the estimated total complaints expected to be received were 2.2 million, representing 41% of total policies sold. It is estimated that contact will be made with regard to 2.6 million policies, representing 48% of total policies sold. This estimate includes inbound complaints as well as the group’s proactive contact exercise on certain policies (‘outbound contact’).
The following table details the cumulative number of complaints received at 31 December 2017 and the number of claims expected in the future:

Cumulative PPI complaints received to 31 December 2017 and future claims expected
	Footnotes	Cumulative actual to 31 Dec 2017	Future expected
Inbound complaints (000s of policies)	1	1,555	363
Outbound contact (000s of policies)		685	—
Response rate to outbound contact		44%	n/a
Average uphold rate per claim	2	76%	84%
Average redress per claim ($)		2,564	3,029
Complaints to Financial Ombudsman Service (000s of policies)		144	26
Average uphold rate per Financial Ombudsman Service claim		40%	47%

1	Excludes invalid claims for which no PPI policy exists.

2	Claims include inbound and responses to outbound contact.
A 100,000 increase/decrease in the total inbound complaints would increase/decrease the redress provision by approximately $194m at 2017 average exchange rates.